SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 18, 2001
                                                 -------------------------------

                           WHITNEY HOLDING CORPORATION

--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

Louisiana                         0-1026                    72-6017893
--------------------------------------------------------------------------------
(State of                 (Commission File Number)        (IRS Employer
incorporation)                                           Identification No.)

          228 St. Charles Avenue, New Orleans, Louisiana       70130
--------------------------------------------------------------------------------
           (Address of principal executive offices)         (Zip Code)

                                 (504) 586-7272
--------------------------------------------------------------------------------
               (Registrant's telephone number,including area code)


Item 5. Other Events

             On October 18, 2001, Whitney Holding Corporation issued a news release announcing its financial results for the quarter ended September 30, 2001 (the "News Release"). The News Release is attached as exhibit 99.1 to this report and incorporated herein by reference.

Item 7. Financial Statement and Exhibits.

        (c) Exhibits

        99.1    News Release

                                    SIGNATURE

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            WHITNEY HOLDING CORPORATION


                                            By: /s/Thomas L. Callicutt, Jr.
                                                --------------------------------
                                                Thomas L. Callicutt, Jr.
                                                Executive Vice President
                                                and Chief Financial Officer

                                                Date: October 18, 2001
                                                     ---------------------------

                                  EXHIBIT INDEX

Exhibit

Number                                              Description
-------                                             -----------

99.1                                    News Release dated October 18, 2001.

Exhibit 99.1
                                [GRAPHIC OMITTED]

                           WHITNEY HOLDING CORPORATION
                             228 ST. CHARLES AVENUE
                              NEW ORLEANS, LA 70130

                                  NEWS RELEASE

CONTACT: Thomas L. Callicutt, Jr.                          FOR IMMEDIATE RELEASE
         504/552-4591                                      OCTOBER 18, 2001


                   WHITNEY REPORTS THIRD QUARTER 2001 EARNINGS

         New Orleans, Louisiana. Whitney Holding Corporation (NASDAQ-WTNY) earned $19.4 million in the third quarter of 2001, up from $18.9 million in the same period in 2000. Per share earnings were $.73 in the third quarter of 2001 and $2.21 through the first nine months of 2001. Including the impact of tax-effected merger-related items of $.08 per share in the year-to-date period, Whitney had net income of $2.13 per share. In 2000, Whitney earned $.74 per share in the third quarter and $2.17 per share through the first nine months. There were no merger-related items in either of these periods in 2000 or in the third quarter of 2001.
         Selected highlights from the third quarter's results follow:
        o Net interest income(TE) increased 5%, or $3.7 million, from the third quarter of 2000, and has improved 4%, or $2.6 million, from 2001's second quarter. In discussing its second quarter 2001 results, Whitney noted that it was moderately asset sensitive and that its net interest margin compressed in the second quarter with lower market interest rates. Although short-term rates continued to decline during the third quarter, Whitney's net interest margin of 4.56% was only 8 basis points below the year-earlier quarter and was up 13 basis points from 2001's second quarter. The margin received significant support in the most recent quarter from the maturity of certain interest-bearing term liabilities that had not yet been subject to repricing in the falling rate environment. Additionally, the mix of funding sources has been favorably impacted by an increase in overall liquidity during 2001. In the absence of strong loan demand, however, these funds have flowed into investment vehicles with a smaller spread to the cost of funds.

                                    - MORE -

        o     At   the  end  of  2001's  third  quarter, Whitney entered into an alliance with a firm that specializes in processing credit card sale transactions for merchants. In forming this alliance, Whitney sold its existing merchant processing agreements to the specialist firm and recognized a gain of $3.6 million, while maintaining an interest in the ongoing net revenues generated through the alliance. This move will initially reduce annual noninterest income by an estimated $9.5 million and noninterest expense by $9.0 million. Over time, results are expected to fully benefit from the specialist's significant operating efficiencies, enhanced customer service and the potential for additional growth in the merchant customer base through focused sales management.
         o Excluding the gain noted above, noninterest income in the third quarter of 2001 was 15%, or $2.7 million, higher than in 2000's third quarter. Secondary mortgage market operations generated a $1.7 million increase in fee income to a level over four times that in the third quarter of 2000. Income from service charges on deposit accounts increased 14%, or $1.1 million. Noninterest income for the third quarter of 2000 included approximately $.5 million of net gains on dispositions of banking facilities and pre-1933 assets. Similar net gains were less than $.2 million in the current year's third quarter.
         o Noninterest expense in 2001's third quarter was up 5%, or $2.9 million, compared to the third quarter of 2000. Total personnel expense increased 8%, or $2.4 million, with the cost of retirement and medical benefit programs rising $1.1 million, and stock-based incentive compensation up $.5 million. Base salaries and regular incentive pay, including mortgage origination incentives, grew less than 4%, or approximately $.8 million, over the level in 2000's third quarter, including the impact of bank operations purchased in late 2000.
        o Whitney increased its provision for possible loan losses to $8.0 million in the third quarter of 2001, compared to $2.6 million in 2000's third quarter and $2.5 million in each of the first two quarters of the current year. During the most recent quarter, there was a $38 million increase in the total of loans internally classified as having above-normal credit risk. Total net charge-offs were $4.9 million in the third quarter of 2001, including a $3.7 million charge-off related to a loan that has been reported as nonperforming since early 2000, compared to a small net recovery in the year-earlier

                                    - MORE -

                                       3
              quarter. Nonperforming assets were $31.7 million at September 30, 2001, or .70% of loans plus foreclosed assets and surplus bank property, compared to $33.1 million, or .73%, at June 30, 2001 and $22.6 million, or .51%, at September 30, 2000. The reserve for possible loan losses was 1.45% of total loans at
              September  30, 2001,  compared to  1.27% a   year earlier.

          With the rate of portfolio lending activity slowing in 2001, there was a moderate increase of 4%, or $168 million, in average loans in the third quarter of 2001 compared to the same period in 2000. The loan portfolio has been relatively stable throughout 2001.
          Average deposits were up 13%, or $634 million, in the third quarter of 2001 compared to the year-earlier quarter. Deposit growth accelerated in 2001 with the competitive positioning of new money market deposit products and greater demand for the safety and liquidity of deposit products during a difficult period for the capital markets. As deposits have grown, the level of short-term borrowings has decreased. Third quarter 2001 borrowings were 37%, or $293 million, below the level in 2000's third quarter.
          At September 30, 2001, Whitney continued to show capital strength with a regulatory Tier 1 capital ratio of 12.15%, a total capital ratio of 13.40%, and a leverage ratio of 9.11%.
          During the fourth quarter of 2001, Whitney's presence in the Houston, Texas market will increase to nine locations with approximately $635 million in assets and $565 million of deposits. The anticipated all-cash purchase of Redstone Financial, Inc. and one of its subsidiary banks, Northwest Bank, N.A., will add approximately $165 million in total assets and $137 million in deposits in two banking locations in Houston's northwest quadrant. Northwest Bank will be merged into Whitney National Bank at acquisition. The expense of integrating Northwest's operations into the Whitney system are estimated to be $.7 million and will be recognized in the fourth quarter of 2001.
          Whitney Holding Corporation, through its banking subsidiary Whitney National Bank, serves the five-state Gulf Coast region stretching from Houston, Texas; across southern Louisiana and the coastal region of Mississippi; to central and south Alabama; and into the panhandle of Florida.

                                    - MORE -

                                        4
                                      -----

                  This news release contains statements that are not historical facts and are forward-looking statements within the meaning of and pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements include, but may not be limited to, projections of initial future reductions in operating income associated with Whitney's newly-formed alliance to provide credit card sale processing services to its merchant customers, and comments about possible future benefits to be derived from this alliance. It is important to note that Whitney's actual results may differ materially from those projected and that future benefits may not be realized as anticipated. Factors that could affect actual results and potential benefits include, among others, trends in credit card sale activity in Whitney's market area and the success of ongoing customer development and retention efforts by the alliance. Other important factors that could affect actual future results are also described in Whitney's filings with the Securities and Exchange Commission. Whitney undertakes no obligation to update or revise any of the information in this news release, whether as result of new information, future events or developments, or for any other reason.

                                      -----

                                                                  5

                                            WHITNEY HOLDING CORPORATION AND SUBSIDIARIES
------------------------------------------------------------------------------------------------------------------------------------
                                                       FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------------------------------------------------------------
                                                                         Third           Third                Nine Months Ended
                                                                        Quarter         Quarter                 September 30
(dollars in thousands, except per share data)                             2001            2000               2001            2000
-------------------------------------------------------------------------------------------------   --------------------------------
INCOME DATA
     Net interest income                                           $    70,939     $    67,114        $   207,144     $    198,693
     Net interest income (tax-equivalent)                               72,258          68,563            211,217          203,349
     Provision for possible loan losses                                  8,000           2,598             13,000            7,792
     Noninterest income (excluding securities transactions
         and merger-related items)                                      25,002          18,703             69,675           54,607
     Securities transactions                                                 -            ( 13 )               69                -
     Noninterest expense (excluding merger-related items)               58,866          55,929            176,922          165,072
     Merger-related items (net expense)                                      -               -              4,451                -
     Net income                                                         19,356          18,898             56,024           55,417
     Earnings before tax-effected merger-related items                  19,356          18,898             58,133           55,417
-------------------------------------------------------------------------------------------------   --------------------------------

-------------------------------------------------------------------------------------------------   --------------------------------
AVERAGE BALANCE SHEET DATA
     Loans                                                         $ 4,488,933     $ 4,320,926        $ 4,507,767     $  4,143,013
     Investment in securities                                        1,548,679       1,501,931          1,482,414        1,477,956
     Earning assets                                                  6,306,997       5,888,185          6,235,876        5,684,875
     Total assets                                                    6,825,004       6,397,590          6,763,101        6,192,608
     Deposits                                                        5,548,850       4,914,591          5,488,533        4,871,390
     Shareholders' equity                                              702,134         623,932            688,755          613,144
-------------------------------------------------------------------------------------------------   --------------------------------

-------------------------------------------------------------------------------------------------   --------------------------------
PER SHARE DATA
     Basic                                                         $       .73     $       .74        $      2.13     $       2.17
     Basic, before tax-effected merger-related items                       .73             .74               2.21             2.17
     Diluted                                                               .72             .74               2.11             2.17
     Diluted, before tax-effected merger-related items                     .72             .74               2.19             2.17
     Cash dividends per share                                              .38             .36               1.14             1.08
     Book value per share, end of period                           $     27.18     $     24.64        $     27.18     $      24.64
     Trading data
         High closing price                                        $     48.84     $     37.19        $     48.84     $      39.13
         Low closing  price                                              40.26           33.38              36.00            31.50
         End-of-period closing  price                                    43.00           36.31              43.00            36.31
         Trading volume                                              2,153,501       1,306,004          7,184,988        5,153,010
-------------------------------------------------------------------------------------------------   --------------------------------

-------------------------------------------------------------------------------------------------   --------------------------------
RATIOS
     Return on average assets                                             1.13 %          1.18 %             1.11 %           1.20 %
     Return on average assets before tax-effected
        merger-related items                                              1.13            1.18               1.15             1.20
     Return on average shareholders' equity                              10.94           12.05              10.88            12.07
     Return on average shareholders' equity before tax-effected
        merger-related items                                             10.94           12.05              11.28            12.07
     Net interest margin                                                  4.56            4.64               4.52             4.77
     Dividend payout ratio                                               51.83           48.15              53.95            48.82
     Average loans as a percentage of average deposits                   80.90           87.92              82.13            85.05
     Efficiency ratio, before merger-related items                       60.52           64.09              62.99            63.99
     Noninterest income as a percentage of total revenue
        (excluding securities transactions and merger-related items)     25.71           21.43              24.80            21.17
     Reserve for possible loan losses as a percentage of
        loans, at end of period                                           1.45            1.27               1.45             1.27
     Nonperforming assets as a percentage of loans plus
        foreclosed assets and surplus property, at end of period           .70             .51                .70              .51
     Average shareholders' equity as a percentage
        of average total assets                                          10.29            9.75              10.18             9.90
     Leverage ratio, at end of period                                     9.11            8.82               9.11             8.82
-------------------------------------------------------------------------------------------------   --------------------------------

Note: Prior period information has been restated to give effect to mergers accounted for as poolings of interests.

                                                              - MORE -

                                                                   6

                                            WHITNEY HOLDING CORPORATION AND SUBSIDIARIES
------------------------------------------------------------------------------------------------------------------------------------
                                                  FINANCIAL HIGHLIGHTS (continued)
------------------------------------------------------------------------------------------------------------------------------------
                                                                Third             Third                Nine Months Ended
                                                               Quarter           Quarter                 September 30
(dollars in thousands, except per share data)                    2001              2000              2001              2000
-------------------------------------------------------   ------------------------------------  ------------------------------------
OTHER PERFORMANCE MEASURES
     Earnings before tax-effected merger-related items     $       19,356    $      18,898       $     58,133      $     55,417
     Purchased intangibles amortization, net of tax                 1,402            1,192              4,209             3,216
                                                          ------------------------------------  ------------------------------------
     Earnings before tax-effected merger-related items
        and purchased intangibles amortization             $       20,758    $      20,090       $     62,342      $     58,633
                                                          ------------------------------------  ------------------------------------

     Earnings per share before tax-effected merger-related
        items and purchased intangible amortization:
        Basic                                              $          .79    $         .79       $       2.37      $       2.30
        Diluted                                                       .78              .78               2.35              2.29

     Ratios before tax-effected merger-related items and
        purchased intangibles amortization and balances:
        Return on average assets                                     1.22 %           1.26 %             1.25 %            1.28 %
        Return on average shareholders' equity                      11.73            12.81              12.10             12.77
        Efficiency ratio                                            58.66            62.29              61.04             62.33

-------------------------------------------------------   ------------------------------------  ------------------------------------

Note: Prior period information has been restated to give effect to mergers accounted for as poolings of interests.


                                                                   - MORE -

                                                             7



                                         WHITNEY HOLDING CORPORATION AND SUBSIDIARIES
------------------------------------------------------------------------------------------------------------------------------
                                          DAILY AVERAGE CONSOLIDATED BALANCE SHEETS
------------------------------------------------------------------------------------------------------------------------------
                                                                   Third          Third                Nine Months Ended
                                                                  Quarter        Quarter                  September 30
(dollars in thousands)                                              2001           2000               2001           2000
-------------------------------------------------------------------------------------------    -------------------------------
                ASSETS
-------------------------------------------------------------
EARNING ASSETS
  Loans                                                       $   4,488,933  $   4,320,926       $  4,507,767   $   4,143,013
  Investment in securities
     Securities available for sale                                1,283,068        506,805          1,160,978         441,162
     Securities held to maturity                                    265,611        995,126            321,436       1,036,794
                                                             ------------------------------    -------------------------------
        Total investment in securities                            1,548,679      1,501,931          1,482,414       1,477,956
  Federal funds sold and short-term investments                     269,385         65,328            245,695          63,906
                                                             ------------------------------    -------------------------------
        Total earning assets                                      6,306,997      5,888,185          6,235,876       5,684,875
-------------------------------------------------------------------------------------------    -------------------------------
NONEARNING ASSETS
  Accrued interest receivable                                        38,382         42,807             40,416          40,839
  Intangible assets                                                  82,470         74,239             84,258          67,360
  Other assets                                                      461,390        447,755            465,384         452,502
  Reserve for possible loan losses                                  (64,235)       (55,396)           (62,833)        (52,968)
-------------------------------------------------------------------------------------------    -------------------------------
        Total assets                                          $   6,825,004  $   6,397,590       $  6,763,101   $   6,192,608
-------------------------------------------------------------------------------------------    -------------------------------

              LIABILITIES
-------------------------------------------------------------
INTEREST-BEARING LIABILITIES
  Interest-bearing deposits
     NOW account deposits                                     $     563,182  $     529,810       $    580,769   $     549,979
     Money market investment deposits                             1,111,291        821,607          1,016,814         815,763
     Savings deposits                                               466,298        450,262            457,968         462,464
     Other time deposits                                          1,108,811      1,011,575          1,131,956         962,873
     Time deposits $100,000 and over                                850,833        772,879            876,327         744,135
                                                             ------------------------------    -------------------------------
        Total interest-bearing deposits                           4,100,415      3,586,133          4,063,834       3,535,214
                                                             ------------------------------    -------------------------------

  Short-term borrowings                                             503,607        796,798            514,664         651,627
                                                             ------------------------------    -------------------------------
        Total interest-bearing liabilities                        4,604,022      4,382,931          4,578,498       4,186,841
-------------------------------------------------------------------------------------------    -------------------------------
NONINTEREST-BEARING LIABILITIES
  Noninterest-bearing deposits                                    1,448,435      1,328,458          1,424,699       1,336,176
  Accrued interest payable                                           25,030         21,012             27,403          18,984
  Other liabilities                                                  45,383         41,257             43,746          37,463
                                                             ------------------------------    -------------------------------
        Total liabilities                                         6,122,870      5,773,658          6,074,346       5,579,464
-------------------------------------------------------------------------------------------    -------------------------------
                    SHAREHOLDERS' EQUITY                            702,134        623,932            688,755         613,144
-------------------------------------------------------------------------------------------    -------------------------------

        Total liabilities and shareholders' equity            $   6,825,004  $   6,397,590       $  6,763,101   $   6,192,608
-------------------------------------------------------------------------------------------    -------------------------------

-------------------------------------------------------------------------------------------    -------------------------------
EARNING ASSETS LESS
    INTEREST-BEARING LIABILITIES                              $   1,702,975  $   1,505,254       $  1,657,378   $   1,498,034
-------------------------------------------------------------------------------------------    -------------------------------

Note: Prior period information has been restated to give effect to mergers accounted for as poolings of interests.

                                                                  - MORE -

                                                            8

----------------------------------------------------------------------------------------------------------------------------
                                       WHITNEY HOLDING CORPORATION AND SUBSIDIARIES
----------------------------------------------------------------------------------------------------------------------------
                                              CONSOLIDATED BALANCE SHEETS
----------------------------------------------------------------------------------------------------------------------------
                                                                                September 30    December 31    September 30
(dollars in thousands)                                                             2001            2000           2000
----------------------------------------------------------------------------------------------------------------------------
              ASSETS
-----------------------------------------------------------------------------
  Cash and due from financial institutions                                      $    246,804  $     273,121   $     199,513
  Investment in securities
     Securities available for sale                                                 1,384,213        537,262         521,798
     Securities held to maturity                                                     260,165        924,927         981,066
                                                                             -----------------------------------------------
        Total investment in securities                                             1,644,378      1,462,189       1,502,864
  Federal funds sold and short-term investments                                      207,518         15,270          89,720
  Loans                                                                            4,509,222      4,601,492       4,402,860
     Reserve for possible loan losses                                                (65,351)       (61,017)        (56,082)
                                                                             -----------------------------------------------
        Net loans                                                                  4,443,871      4,540,475       4,346,778
                                                                             -----------------------------------------------
  Bank premises and equipment                                                        165,325        174,450         173,742
  Accrued interest receivable                                                         36,854         44,203          44,610
  Intangible assets                                                                   81,561         87,017          73,546
  Other assets                                                                        51,837         53,540          58,696
----------------------------------------------------------------------------------------------------------------------------
        Total assets                                                            $  6,878,148  $   6,650,265   $   6,489,469
----------------------------------------------------------------------------------------------------------------------------

            LIABILITIES
-----------------------------------------------------------------------------
  Noninterest-bearing demand deposits                                           $  1,453,844  $   1,473,432   $   1,345,696
  Interest-bearing deposits                                                        4,112,348      3,859,042       3,624,180
                                                                             -----------------------------------------------
        Total deposits                                                             5,566,192      5,332,474       4,969,876
                                                                             -----------------------------------------------

  Short-term borrowings                                                              517,863        586,477         823,145
  Accrued interest payable                                                            19,871         23,492          20,495
  Accounts payable and other accrued liabilities                                      56,654         42,058          46,154
                                                                             -----------------------------------------------
        Total liabilities                                                          6,160,580      5,984,501       5,859,670
----------------------------------------------------------------------------------------------------------------------------

                      SHAREHOLDERS' EQUITY
-----------------------------------------------------------------------------
  Common stock, no par value                                                           2,800          2,800           2,800
  Capital surplus                                                                    153,432        158,083         158,430
  Retained earnings                                                                  547,017        521,220         513,193
  Accumulated other comprehensive income                                              21,520          1,657          (2,628)
  Treasury stock at cost                                                                (833)       (13,680)        (36,896)
  Unearned restricted stock compensation                                              (6,368)        (4,316)         (5,100)
                                                                             -----------------------------------------------
        Total shareholders' equity                                                   717,568        665,764         629,799
----------------------------------------------------------------------------------------------------------------------------
        Total liabilities and shareholders' equity                              $  6,878,148  $   6,650,265   $   6,489,469
----------------------------------------------------------------------------------------------------------------------------
Note: Prior period information has been restated to give effect to mergers accounted for as poolings of interests.

                                                                 - MORE -

                                                            9

-----------------------------------------------------------------------------------------------------------------------------
                                       WHITNEY HOLDING CORPORATION AND SUBSIDIARIES
-----------------------------------------------------------------------------------------------------------------------------
                                           CONSOLIDATED STATEMENTS OF INCOME
-----------------------------------------------------------------------------------------------------------------------------
                                                          Third            Third                  Nine Months Ended
                                                         Quarter          Quarter                    September 30
(dollars in thousands, except per share data)              2001             2000                 2001             2000
---------------------------------------------------------------------------------------   -----------------------------------
INTEREST INCOME
  Interest and fees on loans                           $       84,835   $       93,732       $     266,009    $      262,039
  Interest and dividends on investments                        22,551           22,539              65,463            65,975
  Interest on federal funds sold and
     short-term investments                                     2,406            1,140               7,769             2,948
---------------------------------------------------------------------------------------   -----------------------------------
    Total interest income                                     109,792          117,411             339,241           330,962
---------------------------------------------------------------------------------------   -----------------------------------
INTEREST EXPENSE
  Interest on deposits                                         35,566           38,707             118,666           106,448
  Interest on short-term borrowings                             3,287           11,590              13,431            25,821
---------------------------------------------------------------------------------------   -----------------------------------
    Total interest expense                                     38,853           50,297             132,097           132,269
---------------------------------------------------------------------------------------   -----------------------------------
NET INTEREST INCOME                                            70,939           67,114             207,144           198,693
PROVISION FOR POSSIBLE LOAN LOSSES                              8,000            2,598              13,000             7,792
---------------------------------------------------------------------------------------   -----------------------------------
NET INTEREST INCOME AFTER PROVISION
  FOR POSSIBLE LOAN LOSSES                                     62,939           64,516             194,144           190,901
---------------------------------------------------------------------------------------   -----------------------------------
NONINTEREST INCOME
  Service charges on deposit accounts                           8,763            7,705              25,556            22,525
  Credit card income                                            3,981            3,781              12,021            11,455
  Trust service fees                                            2,403            2,342               7,172             6,783
  Other noninterest income                                      9,855            4,875              26,013            13,844
  Securities transactions                                           -              (13)                 69                 -
---------------------------------------------------------------------------------------   -----------------------------------
    Total noninterest income                                   25,002           18,690              70,831            54,607
---------------------------------------------------------------------------------------   -----------------------------------
NONINTEREST EXPENSE
  Employee compensation                                        25,805           24,599              78,570            70,998
  Employee benefits                                             4,687            3,514              14,220            12,159
                                                    -----------------------------------   -----------------------------------
    Total personnel expense                                    30,492           28,113              92,790            83,157
  Equipment and data processing expense                         5,331            5,688              17,737            17,328
  Net occupancy expense                                         5,075            4,826              15,312            14,187
  Credit card processing services                               2,447            2,467               7,579             7,824
  Telecommunication and postage                                 2,181            2,177               6,476             6,398
  Legal and professional fees                                   1,674            1,880               6,441             4,337
  Amortization of intangibles                                   1,818            1,568               5,456             4,296
  Ad valorem taxes                                              1,739            1,683               5,312             5,064
  Other noninterest expense                                     8,109            7,527              25,357            22,481
---------------------------------------------------------------------------------------   -----------------------------------
    Total noninterest expense                                  58,866           55,929             182,460           165,072
---------------------------------------------------------------------------------------   -----------------------------------
INCOME BEFORE INCOME TAXES                                     29,075           27,277              82,515            80,436
INCOME TAX EXPENSE                                              9,719            8,379              26,491            25,019
---------------------------------------------------------------------------------------   -----------------------------------

NET INCOME                                             $       19,356   $       18,898       $      56,024    $       55,417
---------------------------------------------------------------------------------------   -----------------------------------

---------------------------------------------------------------------------------------   -----------------------------------
EARNINGS PER SHARE
  Basic                                                $          .73   $          .74       $        2.13    $         2.17
  Diluted                                                         .72              .74                2.11              2.17
---------------------------------------------------------------------------------------   -----------------------------------

---------------------------------------------------------------------------------------   -----------------------------------
WEIGHTED-AVERAGE SHARES
     OUTSTANDING
  Basic                                                    26,417,525       25,585,403          26,338,982        25,524,656
  Diluted                                                  26,714,549       25,648,022          26,494,854        25,586,035
-----------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------   -----------------------------------
CASH DIVIDENDS PER SHARE                               $          .38   $          .36       $        1.14    $         1.08
---------------------------------------------------------------------------------------   -----------------------------------

Note: Prior period information has been restated to give effect to mergers accounted for as poolings of interests.

                                                                - MORE -

                                                                10

----------------------------------------------------------------------------------------------------------------------------
                                             WHITNEY HOLDING CORPORATION AND SUBSIDIARIES
----------------------------------------------------------------------------------------------------------------------------
                                              SUMMARY OF INTEREST RATES (TAX-EQUIVALENT)*
----------------------------------------------------------------------------------------------------------------------------
                                                             Third       Second       Third           Nine Months Ended
                                                            Quarter     Quarter      Quarter             September 30
                                                              2001        2001         2000          2001           2000
------------------------------------------------------------------------------------------------   -------------------------
        EARNING ASSETS
----------------------------------------------------------
     Loans**                                                   7.53 %       7.84 %      8.65 %          7.92 %       8.47 %
     Investment in securities                                  6.08         6.17        6.33            6.17         6.31
     Federal funds sold and short-term investments             3.54         4.39        6.94            4.23         6.16
                                                          --------------------------------------   -------------------------
             Total interest-earning assets                     7.00 %       7.26 %      8.04 %          7.36 %       7.88 %
                                                          --------------------------------------   -------------------------

------------------------------------------------------------------------------------------------   -------------------------
           INTEREST-BEARING LIABILITIES
----------------------------------------------------------
     Interest-bearing deposits
         NOW account deposits                                  1.30 %       1.32 %      1.50 %          1.39 %       1.48 %
         Money market investment deposits                      2.71         3.23        4.24            3.24         4.01
         Savings deposits                                      1.45         1.76        2.03            1.73         2.02
         Other time deposits                                   5.18         5.68        5.52            5.58         5.18
         Time deposits $100,000 and over                       4.64         5.31        5.99            5.31         5.65
                                                          --------------------------------------   -------------------------
             Total interest-bearing deposits                   3.44         3.93        4.29            3.90         4.02
                                                          --------------------------------------   -------------------------


     Short-term borrowings                                     2.59         3.25        5.79            3.49         5.29
                                                          --------------------------------------   -------------------------
             Total interest-bearing liabilities                3.35 %       3.86 %      4.57 %          3.86 %       4.22 %
                                                          --------------------------------------   -------------------------

------------------------------------------------------------------------------------------------   -------------------------
       NET INTEREST SPREAD (tax-equivalent)
----------------------------------------------------------
     Yield on earning assets less cost of interest-
         bearing liabilities                                   3.65 %       3.40 %      3.47 %          3.50 %       3.66 %
                                                          --------------------------------------   -------------------------

------------------------------------------------------------------------------------------------   -------------------------
       NET INTEREST MARGIN (tax-equivalent)
----------------------------------------------------------
     Net interest income (tax-equivalent) as a
         percentage of average earning assets                  4.56 %       4.43 %      4.64 %          4.52 %       4.77 %
                                                          --------------------------------------   -------------------------

------------------------------------------------------------------------------------------------   -------------------------
        COST OF FUNDS
--------------------------------------------------------------------
     Interest expense as a percentage of average interest-
         bearing liabilities plus interest-free funds          2.44 %       2.83 %      3.40 %          2.84 %       3.11 %
----------------------------------------------------------------------------------------------------------------------------
Note: Prior period information has been restated to give effect to mergers accounted for as poolings of interests.
   * Based on a 35% tax rate.
  ** Net of unearned income, before deducting the reserve for possible loan losses and including loans accounted for on a nonaccrual basis.

                                                                   - MORE -

                                                                11

-----------------------------------------------------------------------------------------------------------------------------
                                                  WHITNEY HOLDING CORPORATION AND SUBSIDIARIES
-----------------------------------------------------------------------------------------------------------------------------
                                                              LOAN QUALITY
-----------------------------------------------------------------------------------------------------------------------------
                                                                    Third          Third             Nine Months Ended
                                                                   Quarter        Quarter               September 30
(dollars in thousands)                                               2001           2000            2001            2000
-----------------------------------------------------------------------------------------------------------------------------
             RESERVE FOR POSSIBLE LOAN LOSSES
----------------------------------------------------------------
Reserve for possible loan losses at beginning of period           $   62,265     $   53,170     $   61,017     $   47,543
Reserves acquired in bank purchase                                         -              -              -          1,461
Reserves on loans transferred to held for sale                             -              -           (651)             -
Provision for possible loan losses                                     8,000          2,598         13,000          7,792
Loans charged off during period                                       (6,571)        (1,772)       (12,856)        (6,670)
Recoveries on loans previously charged off                             1,657          2,086          4,841          5,956
                                                                -------------------------------------------------------------
     Net loans (charged off) recovered during period                  (4,914)           314         (8,015)          (714)
                                                                -------------------------------------------------------------
Reserve for possible loan losses at end of period                 $   65,351     $   56,082     $   65,351     $   56,082
                                                                -------------------------------------------------------------

Net annualized charge-offs (recoveries) as a percentage
    of average loans                                                     .44 %         (.03)%          .24 %          .02 %

Gross annualized charge-offs as a percentage of
    average loans                                                        .59 %          .16 %          .38 %          .21 %

Recoveries as a percentage of gross charge-offs                        25.22 %       117.72 %        37.66 %        89.30 %

Reserve for possible loan losses as a percentage of
    loans, at end of period                                             1.45 %         1.27 %         1.45 %         1.27 %
                                                                -------------------------------------------------------------


                                                                -------------------------------------------------------------
                                                                  September 30      June 30      December 31    September 30
                                                                     2001            2001          2000            2000
-----------------------------------------------------------------------------------------------------------------------------
     NONPERFORMING ASSETS
----------------------------------------------------------------

Loans accounted for on a nonaccrual basis                         $   30,032     $   31,655     $   23,579     $   20,879
Restructured loans                                                       396            408            465            477
                                                                -------------------------------------------------------------
     Total nonperforming loans                                        30,428         32,063         24,044         21,356
Foreclosed assets and surplus property                                 1,287          1,022            995          1,288
                                                                -------------------------------------------------------------
     Total nonperforming assets                                   $   31,715     $   33,085     $   25,039     $   22,644
                                                                -------------------------------------------------------------

Nonperforming assets as a percentage of loans plus
    foreclosed assets and surplus property, at end of period             .70 %          .73 %          .54 %          .51 %

Reserve for possible loan losses as a percentage of
    nonaccruing loans, at end of period                               217.60 %       196.70 %       258.78 %       268.60 %

Reserve for possible loan losses as a percentage of
    nonperforming loans, at end of period                             214.77 %       194.20 %       253.77 %       262.61 %

Loans 90 days past due still accruing                             $    8,512     $    6,581     $    4,343     $   10,173

Loans 90 days past due still accruing as a
    percentage of loans, at end of period                                .19 %          .15 %          .09 %          .23 %
-----------------------------------------------------------------------------------------------------------------------------
Note: Prior period information has been restated to give effect to mergers accounted for as poolings of interests.

                                                             - END -